                                                                   EXHIBIT 10.46




                                CELEBRITY, INC.
                            1997 EMPLOYEE BONUS PLAN



1.       This bonus plan will be effective only for fiscal 1997.

2. Bonuses will be based on the consolidated per share earnings of Celebrity, Inc. (the "Company") for fiscal 1997 after accruals for income taxes, bonus plans and Company contributions to the 401(k) Plan, excluding extraordinary items (the "Earnings Per Share").

3. If the Company attains Earnings Per Share in any of the ranges set forth in the table below, the employees listed below shall receive the corresponding bonus set forth in the table.

                                             Earnings Per Share
- -----------------------------------------------------------------------------------------------------------
    Employee Name              .55 - .60      .61 - .65        .66 - .70       .71 - .75          over .75
- -----------------------------------------------------------------------------------------------------------
 Robert Patterson               35,000          60,000           95,000          125,000          165,000
- -----------------------------------------------------------------------------------------------------------
 David Huffman                  20,000          35,000           55,000           75,000           95,000
- -----------------------------------------------------------------------------------------------------------
 David Gingrich                 20,000          35,000           55,000           75,000           95,000
- -----------------------------------------------------------------------------------------------------------
 James Thompson                 15,000          25,000           35,000           50,000           60,000
- -----------------------------------------------------------------------------------------------------------
 Roger Craft                    10,000          17,500           27,500           35,000           45,000
- -----------------------------------------------------------------------------------------------------------
 Pete Condict                   10,000          17,500           27,500           35,000           45,000
- -----------------------------------------------------------------------------------------------------------


4.       Each participant will be given a copy of this bonus plan.

5. In the event a participant's employment with the Company is terminated for any reason other than death, disability or retirement prior to the end of fiscal 1997, all rights to any bonus under this plan will be forfeited. In case of death, disability or retirement, the bonus under this plan will be calculated on a pro rata basis in accordance with the time spent in service to the Company.

6. Bonuses will be payable in one payment within 90 days after the end of fiscal 1997.